UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 5, 2018
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
(Address of principal executive offices) (Zip code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01 Regulation FD Disclosure.

On June 5, 2018, the Company issued a press release updating 2018 guidance. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On June 5, 2018, Northrop Grumman Corporation (the “Company’) announced that it had received notification from the U.S. Federal Trade Commission (“FTC”) that the FTC had completed its review of the Company’s proposed acquisition of Orbital ATK, Inc., and that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has been terminated, allowing the Company to complete the acquisition. As part of that clearance, the FTC issued a decision and order providing for solid rocket motors to be available on a non-discriminatory basis under specified circumstances and under processes defined in the order. A copy of the decision and order may be found on the FTC's website, currently at https://www.ftc.gov/enforcement/cases-proceedings/181-0005-c-4652/northrup-grumman-orbital-atk.

The Company expects to close the acquisition, which remains subject to the satisfaction of other customary closing conditions, after the close of the market on June 6, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release ("Northrop Grumman Receives FTC Clearance to Close Acquisition of Orbital ATK and Updates 2018 Financial Guidance"), dated June 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: June 5, 2018

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